UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2016 (April 1, 2016)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Controller

Connecticut Water Service, Inc. (the “Company”) and The Connecticut Water Company (“CWC”) have accepted the retirement of Nicholas R. Rinaldi, the Company’s Controller and Chief Accounting Officer. Mr. Rinaldi’s retirement was effective on April 1, 2016. Mr. Rinaldi has served as the Company’s Controller since 2007.

Appointment of New Controller

The Company has appointed Robert J. Doffek, who has served as the Company’s Assistant Controller since November 2015, to the officer positions of Controller and Chief Accounting Officer, effective April 1, 2016.

Prior to joining the Company, Mr. Doffek worked for Northeast Utilities (now Eversource) where he held a number of leadership positions with increasing responsibilities in finance and accounting.  Most recently, he was responsible for providing financial support to the company’s distribution, transmission and regulated generation businesses including the development of annual operating and maintenance budgets, development of annual capital expenditure budgets, earnings analysis and evaluation of the company’s financial performance.  Mr. Doffek has participated in the regulatory process by providing testimony at the Connecticut Public Utilities Regulatory Authority in support of general rate proceedings and catastrophic storm restoration cost recovery.

As an officer of the Company, Mr. Doffek has entered into a deferred compensation agreement with each of the Company and CWC. The benefits, terms and conditions of this agreement is described in the Company’s proxy statement filed on March 31, 2016, under the heading “Retirement Plans”, which descriptions are incorporated herein by reference. The Company intends to file a copy of Mr. Doffek’s agreement as an exhibit to the Company’s next regularly scheduled quarterly report on Form 10-Q to be filed in May 2016 with the U.S. Securities and Exchange Commission.

There are no arrangements or understandings between Mr. Doffek and any other person pursuant to which Mr. Doffek was selected as an officer, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding Mr. Doffek that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 8.01    Other Events

Press Release

On April 4, 2016, Connecticut Water Service, Inc. (the “Company”) issued a press release announcing the retirement of Mr. Rinaldi and the promotion of Mr. Doffek.

A copy of the press release is attached to this report as Exhibit 99.1 as is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

The following document is filed herewith as an exhibit hereto:

(d)    Exhibits

99.1	Company press release dated April 4, 2016, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: April 4, 2016	By: David C. Benoit David C. Benoit Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Company press release dated April 4, 2016.

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